UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - April 24, 2007

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 7.01 Regulation FD Disclosure

            At the Company’s Annual Meeting of Shareholders held April 24, 2007, a financial presentation was made. A copy of the financial presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

Exhibit 99.1

Slides used at the Harleysville National Corporation Annual Meeting of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HARLEYSVILLE NATIONAL CORPORATION

Dated: April 24, 2007                                         /s/ George S. Rapp
                            George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

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Exhibit 99.1 Slides used at the Harleysville National Corporation Annual Meeting of Shareholders.	5